UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
July 18, 2018
Date of report (Date of earliest event reported)

ROADRUNNER TRANSPORTATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1431 Opus Place, Suite 530 Downers Grove, Illinois		60515
(Address of Principal Executive Offices)		(Zip Code)
(414) 615-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 18, 2018, we entered into a Supplemental Pay Agreement with Terence R. Rogers, our Executive Vice President and Chief Financial Officer. The Supplemental Pay Agreement generally provides that, if we redeem shares of our outstanding preferred stock with an aggregate redemption price of at least $200 million, we will (i) continue to pay Mr. Rogers his base salary for a 12-month period following any termination of his employment occurring at least 60 days after such “Specified Redemption” of preferred stock, and (ii) pay Mr. Rogers a lump sum equal to 12 times the monthly COBRA premium that would be necessary to permit him to continue group insurance coverage under our plans for such 12-month period. Mr. Rogers must execute a general release in order to receive such severance benefits.
If any severance benefits are paid under the Supplemental Pay Agreement, Mr. Rogers will not be entitled to receive any severance payments under our May 22, 2017 Employment Agreement with Mr. Rogers, even if Mr. Rogers is terminated without “cause” (as such term is defined in the employment agreement) or Mr. Rogers terminates his employment for “good reason” (as such term is defined in the employment agreement).
The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants and agreements contained in Mr. Rogers’ Supplemental Pay Agreement, and is subject to and qualified in its entirety by reference to the full text of the Supplemental Pay Agreement, which is attached hereto as Exhibit 10.47.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Shell Company Transactions.
Not applicable.
(d)	Exhibits.
Exhibit
Number

10.47	Supplemental Pay Agreement, dated July 18, 2018, between the Registrant and Terence R. Rogers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: July 19, 2018	By:	/s/ Terence R. Rogers
Terence R. Rogers
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.47	Supplemental Pay Agreement, dated July 18, 2018, between the Registrant and Terence R. Rogers